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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549-1004

                                    FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2006

                           CIPHERGEN BIOSYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)

               Delaware                 000-31617           33-059-5156
   (State or other jurisdiction of     (Commission       (I.R.S. Employer
    incorporation or organization)     File Number)   Identification Number)

                             6611 Dumbarton Circle
                               Fremont, CA 94555
                    (Address of principal executive offices)

                                 (510) 505-2100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 7, 2006, Ciphergen Biosystems, Inc. issued a press release announcing financial results for its fiscal third quarter ended September 30, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K.

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS.

Exhibit No.   Description
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99.1          Press release issued by Ciphergen Biosystems, Inc. on
              November 7, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CIPHERGEN BIOSYSTEMS, INC.
                                                   (Registrant)


Date: November 7, 2006                             By:  /s/ GAIL S. PAGE
                                                        ------------------------
                                                        Gail S. Page
                                                        President and
                                                        Chief Executive Officer

                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                  DESCRIPTION
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   99.1       Press release issued by Ciphergen Biosystems, Inc. on
              November 7, 2006